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                                                               Exhibit 10(lxxxi)

                                 AMENDMENT NO. 3
                                     TO THE
                      NACCO MATERIALS HANDLING GROUP, INC.
                              UNFUNDED BENEFIT PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1999)


         NACCO Materials Handling Group, Inc. adopts this Amendment No. 3 to the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated Effective January 1, 1999) (the "Plan"), effective as of the close of business on August 31, 1999. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    SECTION 1

         Section 1.2 of the Plan is hereby amended in its entirety to read as follows:

         "SECTION 1.2. PURPOSE OF THE PLAN. The purpose of this Plan is (a) to allow certain employees to defer the receipt of certain long-term incentive compensation award payments, (b) to provide for certain Employees the benefits they would have received under the Qualified Plans but for (i) the dollar limitation on Compensation taken into account under the Qualified Plans as a result of Section 401(a)(17) of the Code, (ii) the limitations imposed under Section 415 of the Code, and (iii) the limitations under Sections 402(g), 401(k)(3) and 401(m) of the Code, and (c) to provide for the continued deferral of certain frozen benefits."

                                    SECTION 2

         Section 2.1 of the Plan is hereby amended in its entirety to read as follows:

         "SECTION 2.1. ACCOUNT shall mean the record maintained by the Employer in accordance with Section 4.1 as the sum of the Participant's Excess Profit Sharing Sub-Account, Excess 401(k) Sub-Account, Excess Matching Sub-Account, Excess Deferral Sub-Account, LTIP Deferral Sub-Account and Yale Short-Term Deferral Sub-Account."

                                    SECTION 3

         Section 2.9 of the Plan is hereby amended to add the words "Yale Short-Term Deferral Benefit" following the words "LTIP Deferral Benefit" therein.

                                    SECTION 4

         Section 2.14 of the Plan is hereby amended by renumbering Subsection 2.14(e) as Subsection 2.14(f) and by adding a new Subsection 2.14(e) thereto to read as follows:



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         "(e) For purposes of Section 3.7 of the Plan, the term "Participant"
         means any person who was entitled to receive benefits under the Yale Short-Term Plan on August 31, 1999."

                                    SECTION 5

         A new Section 2.24 is hereby added to the Plan to read as follows:

         "SECTION 2.24. YALE SHORT-TERM PLAN shall mean the Yale Materials Handling Corporation Short-Term Incentive Compensation Deferral Plan, a plan that was frozen prior to 1992. The Yale Short-Term Plan was merged into the Plan effective August 31, 1999."

                                    SECTION 6

         The heading which states "SECTION 3.5. LTIP DEFERRAL BENEFITS." is hereby deleted and replaced with the reading "SECTION 3.6. LTIP DEFERRAL BENEFITS".

                                    SECTION 7

         A new Section 3.7 is hereby added to the Plan, immediately following
Section 3.6, to read as follows:

         "SECTION 3.7 YALE SHORT-TERM DEFERRAL BENEFITS.

         Prior to 1992, certain Employees of a corporate predecessor to the Company were permitted to elect to defer specified amounts of their short-term incentive compensation under the Yale Short-Term Plan. Effective August 31, 1999, the Yale Short-Term Plan was merged into the Plan and amounts credited under the Yale Short-Term Plan were credited to the "Yale Short-Term Deferral Sub-Account" hereunder.

                                    SECTION 8

         Section 4.1 of the Plan is hereby amended by renumbering Subsection 4.1(f) as 4.1(g) and 4.1(g) as 4.1(h) and by adding a new Subsection 4.2(f) thereto to read as follows:

         "(f) Credits to Yale Short-Term Deferral Sub-Account for the Yale Short- Term Deferral Benefits described in Section 3.7."

                                    SECTION 9

         Section 5.2 of the Plan is hereby amended in its entirety to read as follows:

         "5.2 EARNINGS ON ADDITIONAL SUB-ACCOUNTS AND THE YALE SHORT-TERM DEFERRAL SUB-ACCOUNT. Subject to Section 5.4, at the end of each calendar month during the Plan Year, the Additional Excess Deferral Sub-Account, Additional Excess



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         401(k) Sub-Account, Additional Excess Matching Sub-Account and Yale
         Short-Term Deferral Sub-Account of each Participant shall be credited with an amount determined by multiplying such Participant's average Sub-Account balance during such month by the blended rate earned during such month by the Fixed Income Fund. The earnings calculation for the month in which the Participant receives a distribution from his Sub-Account shall be based on the blended rate earned during the preceding month by the Fixed Income Fund."

                                   SECTION 10

         Section 5.2 of the Plan is hereby amended by adding the words "and Yale Short-Term Deferral Sub-Account" after the words "Additional Excess Matching Sub-Account" wherever such words shall appear therein.

                                   SECTION 11

         Section 6.1(a) of the Plan is hereby amended in its entirety to read as follows:

         " (a) EXCESS DEFERRAL SUB-ACCOUNT, EXCESS 401(K) SUB-ACCOUNT, EXCESS MATCHING SUB-ACCOUNT, LTIP DEFERRAL SUB-ACCOUNT AND YALE SHORT-TERM SUB-ACCOUNT. Subject to the provisions of the following sentence, a Participant shall always be 100% vested in the amounts credited to his Excess Deferral Sub-Account, his Excess 401(k) Sub-Account, his Excess Matching Sub-Account, his LTIP Sub-Account and his Yale Short-Term Sub-Account hereunder.

                                   SECTION 12

         Section 7.1 of the Plan is hereby amended by renumbering Section 7.1(c) as Section 7.1(d) and Section 7.1(d) as Section 7.1(e) and by adding a new
Section 7.1(c) to read as follows:

         "(c) YALE SHORT-TERM DEFERRAL SUB-ACCOUNT. The Yale Short-Term Deferral Sub-Account shall be commence to be paid to the Participant (i) in the form of five annual installments with each installment being based on the value of the Yale Short-Term Deferral Sub-Account on the Valuation Date on which such installment is to be paid and being a fraction of such value in which the numerator is one and the denominator is the total number of remaining installments to be paid, and (ii) commencing in the January following the date on which the Participant ceases to be an Employee of the Controlled Group."

                                   SECTION 13

         Section 8.1(c) of the Plan is hereby amended to read as follows:

         "the Beneficiary of a Participant for his Excess Deferral Benefits, his LTIP Deferral Benefits and his Yale Short-Term Deferral Benefits shall be his surviving spouse or, if none, his estate."

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                                   SECTION 14



         Section 8.3 of the Plan is hereby amended by adding the words "and Yale Short-Term Deferral Benefit" after the words "LTIP Deferral Benefit" wherever such words appear therein.



                  EXECUTED this 27TH day of AUGUST, 1999.

                                          NACCO MATERIALS HANDLING
                                          GROUP, INC.



Date: 8/27/99                             By:  /s/ Michael L. Smith
     -----------------------                  -------------------------
                                              Title:VP Finance-Americas





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